U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): April 1, 2003

                             Prelude Ventures, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                000-49950                   98-0232018
                 -------                   ----------
             (Commission File No.) (IRS Employer Identification No.)

                              2585 West 14th Avenue
                          Vancouver, BC, Canada V6K 2W6
                                 (604) 817-8095

          (Address and telephone number of principal executive offices and place of business)



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Item 1. Changes in Control of Registrant

None

Item 2. Acquisition or Disposition of Assets

On April 1, 2003, Prelude Ventures, Inc. entered into a definitive agreement to acquire an aggregate of 10,000,000 shares of common stock, being all of the issued and outstanding shares of Pascal Energy, Inc. from that company and its shareholders. Prelude has agreed to issue and or exchange following shares: with date of April 01, 2003, 5,000,000 common voting shares, restricted under rule 144 of the Sec. Act, and in such form as requested by the sellers; and at a later date, issue 5,000,000 shares common voting shares, restricted under rule 144 of the Sec. Act., and in such forma as requested by the sellers, subject to the Prelude paying not less than $1,000,000 accumulated dividend to its shareholders of record. The full text of the agreement is attached hereto as
Exhibit 10.1 and incorporated by reference.


Item 3. Bankruptcy or Receivership

None.

Item 4. Changes in Accountants

None

Item 5. Other Events

None

Item 6. Resignation & Appointment of Directors


Item 7. Financial Statements Pro Forma Financial & Exhibits

Exhibit 10.1
Definitive Agreement

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Item 8. Change in Fiscal Year

None


Item 9. Regulation FD Disclosure.


None


Item 10. Amendments to the Registrant's Code of Ethics, or
Waiver of a Provision of the Code of Ethics


None


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prelude Ventures, Inc.
By: /s/ William I verson
-----------------------------
 William Iverson, President

Dated: April 15, 2003


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 Exhibit 10.1

                              DEFINITIVE AGREEMENT

THIS DEFINITIVE AGREEMENT (the "AGREEMENT") is made and entered into as of the 1st day of April, 2003, between PRELUDE VENTURES, INC.. (hereinafter referred to as the "Purchaser"), and PASCAL ENERGY INC. and the Shareholders of Pascal, Anthony Sarvucci, Mike Degenhardt, Steve Fassmann, Richard Quinney and William Burns; (hereinafter jointly referred to as the "Sellers"). WHEREAS, it is understood and agreed between both parties that this "AGREEMENT" shall replace the "MEMORANDUM OF UNDERSTANDING" dated December 11, 2002 and furthermore this "AGREEMENT" shall constitute a FINAL and DEFINITIVE AGREEMENT and shall be binding on both parties to this "AGREEMENT" as of the date given above.

WHEREAS, it is furthermore understood and agreed between both parties that each has completed its Due-Diligence and that each party to this "AGREEMENT" is satisfied as to the facts and statements made herein.

WHEREAS, Pascal Energy
Inc. is an Alberta corporation (the "Company") with 10,000,000 issued and outstanding shares of no par value (the "Stock"); and

WHEREAS, the "Purchaser"
is a Nevada Corporation, trading its stock on the OTC-BB under the Symbol `PLUD' and the "Sellers" has a total of 15,000,000 shares issued and outstanding, of which 6,000,000 shares are restricted.

WHEREAS, the "Purchaser" is directly and indirectly acquiring shares of Stock of the "Company" in exchange for shares of the "Purchaser" on the basis of One Share for One Share, as given below, and

WHEREAS, the "Puchaser" shall cancel 1,000,000 shares of the 6,000,000 restricted stock as issued and as given above, and return such to the treasury of the "Purchaser", and

WHEREAS, the "Purchaser" desires to purchase and the
"Sellers" desire to sell the shares of the "Company", subject to the following provisions:
A) The "Sellers" shall sell and transfer all of the issued and outstanding shares of the "Company" being 10,000,000 shares to the "Purchaser", which shares shall be deposited with the "Trustee"; and the "Purchaser" shall issue to the "Sellers", to be deposited with the "Trustee" following shares:
i) per April 01, 2003, 5,000,000 common voting shares, restricted under rule 144 of the Sec. Act , and in such form as requested by the "Sellers".
ii) at a later date, issue 5,000,000 shares common voting shares, restricted under rule 144 of the Sec. Act., and in such form as requested by the "Sellers", subject to the "Purchaser" paying not less than $ 1,000,000 accumulated dividend to its shareholders of record.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
1. Sale and Purchase of Shares.
Subject to the provisions of this "AGREEMENT", the "Sellers" agree to sell, and the "Purchaser" agrees to buy 10,000,000 shares of the "Company" (the "Shares"), which will at Closing constitute One Hundred Percent (100%) of the issued and outstanding shares of stock of the "Company".
2. "Purchase" Price.
The "Purchaser" agrees to issue and or exchange following shares:
i)   with date of April 01, 2003,  5,000,000  common voting  shares,  restricted


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     under  rule 144 of the  Sec.  Act,  and in such  form as  requested  by the
     "Sellers".
ii) at a later date, issue 5,000,000 shares common voting shares, restricted under rule 144 of the Sec. Act., and in such forma as requested by the "Sellers", subject to the "Purchaser" paying not less than $ 1,000,000 accumulated dividend to its shareholders of record.

3. Representations, Warranties and Covenants of the "Sellers".
The "Sellers" hereby represent and warrant to the "Purchaser" that the following are true and correct:
The "Sellers" herewith warrant that the un-audited statements to December 31, 2002, and as delivered to the "Purchaser" are a fair an honest representation of the Divisions of Pascal and Pascal will be subject to audit on closing.
         Stock Ownership. Upon issuance and on the Closing Date, the Shares were fully paid, non-assessable, free and clear of all restrictions, liens, security interests, hypothecations, pledges and encumbrances of every kind and nature whatsoever. There are no restrictions in the Articles of Incorporation, Bylaws or other corporate documents of the "Company" prohibiting the free transferability of the Shares.

4. Indemnification by the "Sellers".
The "Sellers", its successors and assigns, jointly and severally, shall indemnify, defend and hold the "Purchaser" harmless from any and all losses, claims, damages or liabilities, including any costs of recovery, suffered by "Purchaser" as a result of:
(a) The failure of any representation or warranty of the "Sellers" contained in this "AGREEMENT" to be true and accurate.
(b) The failure of the "Sellers" to comply with any obligations, agreements or covenants contained in this "AGREEMENT"; the "Sellers", their successors and assigns, shall reimburse the "Purchaser" for any legal or other expense reasonably incurred by the "Purchaser" in connection with any loss, claim, damage or liability indemnified hereby. This indemnification shall benefit and inure to the successors and assigns of the "Purchaser". In the event that the "Purchaser", their successors or assigns, believe they are entitled to indemnification hereunder, they shall give the "Sellers" written notice of the basis for the claim for indemnification.

5.     Representations. Warranties of the "Purchaser".
The "Purchaser" hereby represents and warrants to the "Sellers", that it has 15,000,000 shares issued and outstanding prior to the issuance of shares pursuant to the acquisition of shares of the "Company".

6. Indemnification by the "Purchaser". The "Purchaser", its successors and assigns, shall indemnify, defend and hold the "Sellers" harmless from any and all losses, claims, damages or liabilities suffered or incurred by the "Sellers" as a result of the failure of the "Purchaser" to comply with any obligations, agreements or covenants contained in this "AGREEMENT". The "Purchaser", its successors and assigns, shall reimburse the "Sellers" for any legal or other expense reasonably incurred by them in connection with any loss, claim, damage or liability indemnified hereby.

8. Miscellaneous.
(a) Legal Counsel of the "Sellers" shall within 30 days of the date given above, execute the required legal documents to give this "AGREEMENT" final and legal effect, and furthermore both parties to this "AGREEMENT" shall provide all such documents as are required by the legal counsel of the "Sellers" without delay.
(b) Notice. All notices and other communications required to be given by the parties shall be in writing and sent to the respective parties at the


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     following addresses:
The "Sellers":      Pascal Energy Inc.
                    c/o. Western Star Energy & Res. Corp.
                         #240-18 Gostick Place
                         North Vancouver BC., V7M 3G3


The "Purchaser":  Prelude Ventures, Inc
                  c/o Gregory S. Yanke Law Corporation
                  200 - 675 West Hastings Street
                  Vancouver, BC V6B 1N2


(c) Alberta Law Venue. This "AGREEMENT" shall be construed in accordance with the laws of the Province of Alberta, Canada.
(d)  Attorney'  Fees. In any
     action brought to enforce this "AGREEMENT", or to seek damages for breach thereof; the prevailing party shall be entitled to recover a reasonable attorney's fee (including a reasonable attorney's fee on any appeal thereof) and reasonable costs of litigation in addition to any other award or decree granted or given by the court.
(e) Definite Agreement. This "AGREEMENT" shall constitute to be a "DEFINITIVE AGREEMENT" and shall be binding as to both parties to this "AGREEMENT".
(f) Assignment. Each party hereto may assign its rights hereunder, but may not, without the prior written consent of the other party hereto, such consent not to be unreasonably withheld, delegate any or all of its obligations hereunder.
(g) No Waiver. No failure on the part of either party to exercise and no delay in exercising any rights hereunder shall operate as a waiver thereof nor shall any waiver or acceptance of a partial, single or delayed performance of any term or condition of this "AGREEMENT" operate as a continuing waiver or a waiver of any subsequent breach thereof.
(h) Severability. If any provision of this "AGREEMENT" is held to be illegal, invalid or unenforceable, such provision shall be fully severable and this "AGREEMENT" shall be continued and enforced as if such illegal, invalid or unenforceable provision were never a part hereof and in lieu of such provision, there shall be added automatically as part of this "AGREEMENT" a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to make such provision legal, valid and enforceable.
(i)  Currency. All dollars referred to in this "AGREEMENT" are US Dollars.

IN WITNESS WHEREOF, the parties hereto have executed this "AGREEMENT" as of the date first set forth above.

For the Sellers:
PASCAL ENERGY INC.
/s/ Anthony R. Sarvucci
Anthony R. Sarvucci, President & CEO
With full authorization of all Pascal Shareholders
PRELUDE VENTURES, INC.
/s/ William Iverson
William Iverson, President & Director
With full authorization of all Prelude Shareholders




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